SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2003

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7887 East Belleview Avenue, Suite 1000, Englewood, CO 80111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 796-2850

Item 7. Financial Statements and Exhibits.

(c)	Exhibit

99.1	Press release of CSG Systems International, Inc. dated April 14, 2003.

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition).

On April 14, 2003, the registrant issued a press release relating to the anticipated results of its operations for the three-month period ended March 31, 2003.

A copy of such press release is attached to this Form 8-K as Exhibit 99.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2003

CSG SYSTEMS INTERNATIONAL INC.

By:	/s/ Randy Wiese
Randy Wiese, Principal Accounting Officer

CSG Systems International, Inc.

Form 8-K

Exhibit Index

99.1	Press release of CSG Systems International, Inc. dated April 14, 2003.

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